UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 17, 2021
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.02	Termination of a Material Definitive Agreement.
On June 17, 2021, Marathon Petroleum Corporation (the “Company”) provided notice to terminate, effective June 18, 2021, its $1.0 billion 364-day revolving credit agreement (the “September 2020 MPC 364-Day Credit Agreement”), dated as of September 23, 2020, by and among the Company, as borrower, the banks party thereto and JPMorgan Chase Bank, N.A. as administrative agent, which was scheduled to expire on September 27, 2021. There were no borrowings under the credit facility established under the September 2020 MPC 364-Day Credit Agreement, and the Company determined that the incremental borrowing capacity provided by the September 2020 MPC 364-Day Credit Agreement was no longer necessary.

The material terms and conditions of the September 2020 MPC 364-Day Credit Agreement were described in the Company’s Current Report on Form 8-K filed on September 28, 2020 (the “Credit Agreement Form 8-K”) which description is incorporated by reference herein. That description is also qualified by reference to the full text of the September 2020 MPC 364-Day Credit Agreement, which is filed as Exhibit 10.1 to the Credit Agreement Form 8-K.

Certain parties to the September 2020 364-Day Revolving Credit Agreement have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for the Company and its affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The term of the unpaid advisory service of Donald C. Templin, former Executive Vice President and Chief Financial Officer, will conclude on August 1, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: June 23, 2021	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary